Exhibit (10)

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and "Complete and Partial Portfolio Holdings - Arrangements to Disclose to Service Providers and Fiduciaries", "Independent Registered Public Accounting Firm" and "Financial Statements" in the Statement of Additional Information and to the incorporation by reference of our report dated July 18, 2006 in the Registration Statement of UBS S&P 500 Index Fund (Form N-1A No. 811-08229).

                                                           /s/ Ernst & Young LLP

                                                           ERNST & YOUNG LLP

New York, New York
September 25, 2006